UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2003

DIGITAL VIDEO SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Commission file number 0-28472

Delaware	77-0333728
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

1731 Technology Drive, Suite 810
San Jose, California    95110
(Address of principal executive offices including zip code)

(408) 392-0268
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

    Exhibits

Exhibit No.	Description

99.1	Press Release, dated as of August 18, 2003, entitled "Digital Video Systems, Inc. Announces Second Quarter 2003 Operating Results".

Item 12. Results of Operations and Financial Condition

On August 18, 2003, the Registrant reported its results of operations for its fiscal second quarter and six months ended June 28, 2003. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIGITAL VIDEO SYSTEMS, INC.
By:	/s/ Robert Baker Robert Baker Chief Financial Officer

Date: August 18, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated as of August 18, 2003, entitled "Digital Video Systems, Inc. Announces Second Quarter 2003 Operating Results".